Exhibit 21

Marsh & McLennan Companies, Inc.

List of Subsidiaries

as of 2-18-2010

	Company Name	Country
1	1302318 Ontario Inc.	Canada
2	600 North Pearl Inc.	Texas
3	964886 Ontario, Inc.	Canada
4	A. Constantinidi & CIA. S.C.	Uruguay
5	A.C.N. 000 951 146 Pty Limited	Australia
6	A.C.N. 001 572 961 Pty Limited	Australia
7	A.C.N. 076 935 683 Pty Limited	Australia
8	A.C.N. 102 322 574 Pty Limited	Australia
9	Academee Limited	United Kingdom
10	Admiral Holdings Limited	United Kingdom
11	Advantage Premium Finance Co.	Texas
12	AFCO Premium Acceptance Inc.	California
13	AFCO Premium Credit LLC	Delaware
14	Affinity Financial, Incorporated	Iowa
15	Aldgate Investments Limited	Bermuda
16	All Asia Sedgwick Insurance Brokers Corporation	Philippines
17	APRIMAN, Inc.	California
18	Assivalo Comercial E Representacoes Ltda.	Brazil
19	Assur Conseils Marsh S.A.	Senegal
20	Australian World Underwriters Pty Ltd.	Australia
21	B.R.W. Insurance & Financial Services Limited (in liquidation)	Ireland
22	Bain Clarkson Reinsurance Pty Ltd.	Australia
23	Boral Benefits Management Inc.	California
24	Bowring (Bermuda) Investments Ltd.	Bermuda
25	Bowring Marine Limited	United Kingdom
26	Bowring Marsh (Bermuda) Ltd.	Bermuda
27	Bowring Marsh (Dublin) Ltd.	Ireland
28	Bowring Marsh Asia Pte. Ltd.	Singapore
29	Bowring Marsh Corretora de Resseguros Ltda.	Brazil
30	Bowring Marsh Limited	United Kingdom
31	BRW Insurance Brokers Limited (in liquidation)	Ireland
32	Buro Riethmann AG	Switzerland
33	ByS Servicios Especiales, Agente de Seguros, S.A. de C.V.	Mexico
34	C.T. Bowring and Associates (Private) Limited	Zimbabwe
35	C.T. Bowring Ireland Limited (in liquidation)	Ireland
36	C.T. Bowring Limited	United Kingdom
37	Capatho AB	Sweden
38	Casualty Insurance Company Service, Inc.	California
39	Cecar Brasil Administracao e Corretagem de Seguros Ltda.	Brazil
40	Chas. G Haake & Sons	Missouri
41	Chronos Insurance Brokers Pty Limited	Australia
42	Claims and Recovery Management (Australia) Pty Limited	Australia

43	Collins Capital Advisors, LLC	Minnesota
44	Collins Capital Holdings, LLC	Minnesota
45	Compañias DeLima S.A.	Colombia
46	Confidentia Life Insurance Agency Ltd.	Israel
47	Confidentia Marine Insurance Agency (1983) Ltd.	Israel
48	Constantinidi Marsh SA	Uruguay
49	Consultores 2020 C.A.	Venezuela
50	Consultores de Proteccion y Riesgos Ltda.	Colombia
51	Corporate Resources Group (Holdings) Limited	Virgin Islands, British
52	Corporate Risk Limited (In Liquidation)	United Kingdom
53	Corporate Systems, Inc.	Nevada
54	Countryside, Inc	Tennessee
55	CRG (Singapore) Pte Ltd	Singapore
56	CRG A/S (in liquidation)	Denmark
57	Cruiselook Limited (Strike Off requested)	United Kingdom
58	CS STARS LLC	Delaware
59	Cullen Egan Dell Limited	New Zealand
60	Cumberland Brokerage Limited	Bermuda
61	DCC Singapore Ventures Pte. Ltd.	Singapore
62	DCC Ventures, Inc.	Delaware
63	DD&C Inc.	North Carolina
64	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
65	Deutsche Post Assekuranz Vermittlungs GmbH	Germany
66	Don A. Harris & Associates, Inc.	Nevada
67	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
68	EnBW Versicherungs Vermittlung GmbH	Germany
69	Encompass Insurance Agency Pty Ltd.	Australia
70	Encon Group Inc./Groupe Encon Inc.	Canada
71	Encon Holdings, Inc.	Canada
72	Engenium Corporation	Texas
73	English Pension Trustees Limited	United Kingdom
74	Epsilon Insurance Company, Ltd.	Cayman Islands
75	Excess and Treaty Management Corporation	New York
76	Exmoor Management Company Limited	Bermuda
77	Fact Finders (Asia) Ltd.	Isle of Man
78	Fact Finders (Singapore) Pte Ltd.	Singapore
79	FDC Acquisition, Inc.	Colorado
80	Fernando Mesquida y Asociados SA	Argentina
81	FPR Limited	United Kingdom
82	Gem Insurance Company Limited	Bermuda
83	General de Courtage D’Assurance	Togo
84	Gerenciadora de Riesgos S.A.	Argentina
85	Guy Carpenter & Cia (Mexico) S.A. de C.V.	Mexico
86	Guy Carpenter & Cia., S.A.	Spain
87	Guy Carpenter & Co. Labuan Ltd.	Malaysia
88	Guy Carpenter & Company (Pty) Limited	South Africa
89	Guy Carpenter & Company AB	Sweden
90	Guy Carpenter & Company B.V.	Netherlands

91	Guy Carpenter & Company Corredores de Reaseguros Limitada	Chile
92	Guy Carpenter & Company GmbH	Germany
93	Guy Carpenter & Company Limited	Ireland
94	Guy Carpenter & Company Limited	United Kingdom
95	Guy Carpenter & Company Limited (NZ Coy)	New Zealand
96	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.	Peru
97	Guy Carpenter & Company Private Limited	Singapore
98	Guy Carpenter & Company Pty. Limited	Australia
99	Guy Carpenter & Company S.A. (Uruguay)	Uruguay
100	Guy Carpenter & Company S.r.l.	Italy
101	Guy Carpenter & Company Venezuela, C.A.	Venezuela
102	Guy Carpenter & Company, Limited	Hong Kong
103	Guy Carpenter & Company, LLC	Delaware
104	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
105	Guy Carpenter & Company, Ltda.	Brazil
106	Guy Carpenter & Company, S.A.	Belgium
107	Guy Carpenter & Company, S.A.	Argentina
108	Guy Carpenter & Company, S.A.S.	France
109	Guy Carpenter Bermuda Ltd.	Bermuda
110	Guy Carpenter Broking, Inc.	Delaware
111	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
112	Guy Carpenter Japan, Inc.	Japan
113	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
114	Guy Carpenter Reinsurance Brokers Philippines, Inc.	Philippines
115	Haake Companies, Inc.	Kansas
116	Hansen International Limited	Delaware
117	Houston, Woodard, Eason, Gentle, Tomforde and Anderson, Inc.	Texas
118	IA/BCH LLC	Texas
119	IAS Barbados Ltd.	Barbados
120	IAS Fund Administration Ltd.	Bermuda
121	IBAS AS	Norway
122	IBAS Denmark Aps	Denmark
123	IBAS Holding ASA	Norway
124	IBAS Laboratories AB	Sweden
125	IFR Investigative Research Inc.	Canada
126	Industrial Risks Protection Consultants	Nigeria
127	InPhoto Surveillance, Inc.	Illinois
128	Insbrokers Ltda.	Uruguay
129	InSolutions Limited	United Kingdom
130	Insurance Brokers of Nigeria Limited	Nigeria
131	Interlink Securities Corp.	California
132	International Advisory Services Ltd.	Bermuda
133	Invercol Limited	Bermuda
134	Irish Pensions Trust Limited	Ireland
135	J & H Marsh & McLennan (UK) Limited (In Liquidation)	United Kingdom
136	J & H Marsh & McLennan Ireland Limited (in liquidation)	Ireland
137	J&H Benefits Plus, Inc.	Philippines
138	J&H Marsh & McLennan Limited	Hong Kong

139	James Wigham Poland International Limited (In Liquidation)	United Kingdom
140	Japan Affinity Marketing, Inc.	Japan
141	John B. Collins Associates (UK) Limited	United Kingdom
142	Johnson & Higgins (Bermuda) Limited	Bermuda
143	Johnson & Higgins Holdings Limited	United Kingdom
144	Johnson & Higgins Ireland Limited (in liquidation)	Ireland
145	Johnson & Higgins Limited	United Kingdom
146	Johnson & Higgins Willis Faber (U.S.A.) Inc.	New York
147	Johnson & Higgins Willis Faber Holdings, Inc.	New York
148	K.A. Uruguay SRL	Uruguay
149	KA de Mexico de S de R de CV	Mexico
150	KA Services de Mexico	Mexico
151	Kagis, LLC	Delaware
152	KCMS, Inc.	Delaware
153	Kessler & Co Inc	Liechtenstein
154	Kessler & Co Inc.	Switzerland
155	Kessler Prevoyance Inc.	Switzerland
156	Kessler TMR Inc	Switzerland
157	Kroll (Beijing) Business Risk Management Consulting Co., Ltd.	China
158	Kroll Associates (Asia) Limited	Hong Kong
159	Kroll Associates (Australia) Pty Limited	Australia
160	Kroll Associates (India) Private Limited	India
161	Kroll Associates (Pty) Limited	South Africa
162	Kroll Associates (S) Pte Ltd.	Singapore
163	Kroll Associates Brasil Ltda.	Brazil
164	Kroll Associates Iberia, S.L.	Spain
165	Kroll Associates International Holdings Inc.	Delaware
166	Kroll Associates Philippines, Inc.	Philippines
167	Kroll Associates SA	Belgium
168	Kroll Associates SA (Argentina)	Argentina
169	Kroll Associates Srl	Italy
170	Kroll Associates UK Limited	United Kingdom
171	Kroll Associates, Inc.	Delaware
172	Kroll Background America Corporation	Canada
173	Kroll Background America, Inc.	Tennessee
174	Kroll Background Screening Spolka Z.o.o.	Poland
175	Kroll Background Worldwide Limited	United Kingdom
176	Kroll Catalyst Partners, LLC	Delaware
177	Kroll Chile S.A.	Chile
178	Kroll Consulting Canada Co.	Canada
179	Kroll Corporate Finance Limited	United Kingdom
180	Kroll Crisis Management Group, Inc.	Virginia
181	Kroll Electronic Recovery, Inc.	Delaware
182	Kroll Emerging Markets	United Arab Emirates
183	Kroll Fact Finders Ltd.	Hong Kong
184	Kroll Factual Data, Inc.	Colorado
185	Kroll Forensic Accounting Limited	United Kingdom
186	Kroll France SAS	France

187	Kroll Germany GmbH	Germany
188	Kroll Holdings Limited	United Kingdom
189	Kroll Holdings SA	Argentina
190	Kroll Holdings, Inc.	Delaware
191	Kroll Inc.	Delaware
192	Kroll Information Services, Inc.	Delaware
193	Kroll International, Inc.	Delaware
194	Kroll Limited	United Kingdom
195	Kroll Lindquist Avey Limited	United Kingdom
196	Kroll Municipal Services, Inc.	Delaware
197	Kroll Ontrack (HK) Ltd.	Hong Kong
198	Kroll Ontrack AS	Norway
199	Kroll Ontrack Canada Co.	Canada
200	Kroll Ontrack GmbH	Germany
201	Kroll Ontrack Iberia, S.L.	Spain
202	Kroll Ontrack Inc.	Minnesota
203	Kroll Ontrack Legal Technologies Limited	United Kingdom
204	Kroll Ontrack Limited	United Kingdom
205	Kroll Ontrack Pty Ltd.	Australia
206	Kroll Ontrack S.a.g.l.	Switzerland
207	Kroll Ontrack S.r.l.	Italy
208	Kroll Ontrack sarl	France
209	Kroll Ontrack Singapore Pte. Ltd.	Singapore
210	Kroll Ontract SP. z.o.o.	Poland
211	Kroll Restructuring Limited	United Kingdom
212	Kroll Restructuring Ltd.	Canada
213	Kroll Security Group, Inc	Texas
214	Kroll Security International (East Africa) Limited	United Kingdom
215	Kroll Security International, S.L.	Spain
216	Kroll Stevens Corporation	Delaware
217	LAMB Acquisition II, Inc.	Ohio
218	LAMB Acquisition, Inc.	Ohio
219	Law and Business Economics Limited	United Kingdom
220	Legal & Commercial Insurances Limited (in liquidation)	Ireland
221	Lippincott & Margulies, Inc.	New York
222	Llenrup Participaues S.C. Ltda.	Brazil
223	Lynch Insurance Brokers Limited	Barbados
224	M&M Vehicle, L.P.	Delaware
225	M.B. Fitzpatrick Limited (in liquidation)	Ireland
226	Mangrove Insurance Solutions PCC Limited	Isle of Man
227	Mangrove Insurance Solutions, PCC	District Of Columbia
228	Marclen Holdings, Inc.	Delaware
229	Marclen LLC	Delaware
230	Marsh & McLennan (PNG) Limited	Papua New Guinea
231	Marsh & McLennan Agencies AS	Norway
232	Marsh & McLennan Agencies Ltd.	Hong Kong
233	Marsh & McLennan Agency LLC	Delaware
234	Marsh & McLennan Argentina SA Corredores de Reaseguros	Argentina

235	Marsh & McLennan C&I GP, Inc.	Delaware
236	Marsh & McLennan Companies UK Limited	United Kingdom
237	Marsh & McLennan Companies, Inc.	Delaware
238	Marsh & McLennan Deutschland GmbH	Germany
239	Marsh & McLennan Global Broking (Bermuda) Ltd.	Bermuda
240	Marsh & McLennan GP I, Inc.	Delaware
241	Marsh & McLennan GP II, Inc.	Delaware
242	Marsh & McLennan Holdings II, Inc.	Delaware
243	Marsh & McLennan Holdings Limited (In Liquidation)	United Kingdom
244	Marsh & McLennan Holdings, Inc.	Delaware
245	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
246	Marsh & McLennan Properties (Bermuda) Ltd.	Bermuda
247	Marsh & McLennan Risk Capital Holdings, Ltd.	Delaware
248	Marsh & McLennan Services Limited (In Liquidation)	United Kingdom
249	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
250	Marsh & McLennan Sweden AB	Sweden
251	Marsh & McLennan Tech GP II, Inc.	Delaware
252	Marsh & McLennan, Incorporated	Virgin Islands
253	Marsh (Bahrain) Company SPC	Bahrain
254	Marsh (Beijing) Insurance Brokers Co. Ltd.	China
255	Marsh (Beijing) Risk Consulting Co. Ltd.	China
256	Marsh (Hong Kong) Limited	Hong Kong
257	Marsh (Insurance Brokers) LLP	Kazakhstan
258	Marsh (Insurance Services) Limited	United Kingdom
259	Marsh (Isle of Man) Limited	Isle of Man
260	Marsh (Middle East) Limited	United Kingdom
261	Marsh (Namibia) (Proprietary) Limited	Namibia
262	Marsh (Proprietary) Limited	Botswana
263	Marsh (Pty) Limited	South Africa
264	Marsh (QLD) Pty Ltd.	Australia
265	Marsh (Risk Consulting) LLP	Kazakhstan
266	Marsh (Singapore) Pte Ltd	Singapore
267	Marsh - Insurance Brokers ZAO	Russian Federation
268	Marsh A/S	Denmark
269	Marsh AB	Sweden
270	Marsh Africa (Pty) Limited	South Africa
271	Marsh AG	Switzerland
272	Marsh Argentina S.R.L.	Argentina
273	Marsh AS	Norway
274	Marsh Assistencia e Administracao S/C Ltda.	Brazil
275	Marsh Austria G.m.b.H.	Austria
276	Marsh Aviation Insurance Broking Pty Ltd (In Liquidation)	Australia
277	Marsh B.V.	Netherlands
278	Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
279	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
280	Marsh Broker Japan, Inc.	Japan
281	Marsh Brokers Limited	United Kingdom
282	Marsh Canada Limited/Marsh Canada Limitee	Canada

283	Marsh Commercial Insurance Agencies Pty Ltd.	Australia
284	Marsh Corporate Services (Barbados) Limited	Barbados
285	Marsh Corporate Services Isle of Man Ltd	Isle of Man
286	Marsh Corporate Services Limited	United Kingdom
287	Marsh Corporate Services Malta Limited	Malta
288	Marsh Corredores de Reaseguros Ltda	Chile
289	Marsh Corretora de Seguros Ltda.	Brazil
290	Marsh d.o.o. Beograd	(Serbia and Montenegro)
291	Marsh d.o.o. za posredovanje u osiguranju	Croatia
292	Marsh Egypt LLC	Egypt
293	Marsh Employee Benefits Zimbabwe (Private) Ltd	Zimbabwe
294	Marsh EOOD	Bulgaria
295	Marsh Eurofinance B.V.	Netherlands
296	Marsh Europe S.A.	Belgium
297	Marsh Europe-organizacna zlozka Slovensko	Slovakia
298	Marsh Executive Benefits International Ltd.	Bermuda
299	Marsh Executive Benefits, Inc.	New York
300	Marsh Finance B.V.	Netherlands
301	Marsh Financial Services Limited (in liquidation)	United Kingdom
302	Marsh For Insurance Services	Egypt
303	Marsh Global Broking Inc. (Missouri)	Missouri
304	Marsh Global Markets Colombia Ltda Corredor de Reaseguro	Colombia
305	Marsh Global Placement S.A.C. Corredores de Reaseguros	Peru
306	Marsh GmbH	Germany
307	Marsh GSC Corretagem e Administração de Seguros Ltda.	Brazil
308	Marsh Holding AB	Sweden
309	Marsh Holdings (Proprietary) Limited	South Africa
310	Marsh Holdings B.V.	Netherlands
311	Marsh Inc.	Delaware
312	Marsh India Insurance Brokers Private Limited	India
313	Marsh INSCO LLC	United Arab Emirates
314	Marsh Insurance & Investments Corp.	Delaware
315	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
316	Marsh Insurance Brokers	United Kingdom
317	Marsh Insurance Brokers (Macau) Limited	Macao
318	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
319	Marsh Insurance Brokers (Private) Limited	Zimbabwe
320	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
321	Marsh Insurance Services Limited	New Zealand
322	Marsh Intermediaries, Inc.	New York
323	Marsh International Broking Holdings Limited	United Kingdom
324	Marsh International Holdings (Korea) Inc.	Delaware
325	Marsh International Holdings II, Inc.	Delaware
326	Marsh International Holdings, Inc.	Delaware
327	Marsh Investment B.V.	Netherlands
328	Marsh Investment Services Limited	United Kingdom
329	Marsh Ireland Holdings Limited	Ireland
330	Marsh Ireland Limited	Ireland

331	Marsh Israel (1999) Ltd.	Israel
332	Marsh Israel (Holdings) Ltd.	Israel
333	Marsh Israel Consultants Ltd.	Israel
334	Marsh Israel Insurance Agency Ltd.	Israel
335	Marsh Israel International Brokers Ltd.	Israel
336	Marsh Israel Life and Pension Insurance Agency Ltd.	Israel
337	Marsh Japan, Inc.	Japan
338	Marsh Kft.	Hungary
339	Marsh Kindlustusmaakler AS	Estonia
340	Marsh Korea, Inc.	Korea, Republic of
341	Marsh Life & Pension Oy	Finland
342	Marsh Limited	Fiji
343	Marsh Limited	New Zealand
344	Marsh Limited	United Kingdom
345	Marsh LLC	Ukraine
346	Marsh LLC Insurance Brokers	Greece
347	Marsh Ltd.	Wisconsin
348	Marsh Ltd., Taiwan Branch	Taiwan, Province of China
349	Marsh Luxembourg SA	Luxembourg
350	Marsh Management Services (Barbados) Limited	Barbados
351	Marsh Management Services (Bermuda) Ltd.	Bermuda
352	Marsh Management Services (British Virgin Islands) Ltd	Virgin Islands, British
353	Marsh Management Services (Cayman) Ltd.	Cayman Islands
354	Marsh Management Services (Dubai) Limited	United Arab Emirates
355	Marsh Management Services (Dublin) Limited	Ireland
356	Marsh Management Services (Gibraltar) Limited	Gibraltar
357	Marsh Management Services (Labuan) Limited	Malaysia
358	Marsh Management Services (USVI) Ltd.	Virgin Islands
359	Marsh Management Services Guernsey Limited	Guernsey
360	Marsh Management Services Inc.	New York
361	Marsh Management Services Isle of Man Limited	Isle of Man
362	Marsh Management Services Jersey Limited	Jersey
363	Marsh Management Services Luxembourg SA	Luxembourg
364	Marsh Management Services Malta Limited	Malta
365	Marsh Management Services Singapore Pte. Ltd.	Singapore
366	Marsh Management Services Sweden AB	Sweden
367	Marsh Marine & Energy AB	Sweden
368	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
369	Marsh Micronesia, Inc.	Guam
370	Marsh Oman LLC	Oman
371	Marsh Oy	Finland
372	Marsh PB Co., Ltd.	Thailand
373	Marsh Peru S.A. Corredores de Seguros	Peru
374	Marsh Philippines, Inc.	Philippines
375	Marsh Placement LLC	Delaware
376	Marsh Placement Services Hong Kong Ltd.	Hong Kong
377	Marsh Privat, A.I.E.	Spain
378	Marsh Private Client Life Insurance Services	California

379	Marsh Pty. Ltd.	Australia
380	Marsh Qatar LLC	Qatar
381	Marsh Resolutions Pty Limited	Australia
382	Marsh Risk Consulting B.V.	Netherlands
383	Marsh Risk Consulting Limitada	Chile
384	Marsh Risk Consulting Services S.r.L.	Italy
385	Marsh Risk Consulting, S.L.	Spain
386	Marsh Risk Management Private Ltd.	India
387	Marsh Risk Yonetimi ve Sigorta Danismanligi AS	Turkey
388	Marsh S.A.	Belgium
389	Marsh S.A.	France
390	Marsh S.A. Corredores De Seguros	Chile
391	Marsh S.p.A.	Italy
392	Marsh s.r.o.	Czech Republic
393	Marsh SA	Luxembourg
394	Marsh SA (Argentina)	Argentina
395	Marsh Saldana Inc.	Puerto Rico
396	Marsh Saudi Arabia Insurance & Reinsurance Brokers	Saudi Arabia
397	Marsh Secretarial Services Limited	United Kingdom
398	Marsh Services Limited	United Kingdom
399	Marsh Services Spolka z.o.o.	Poland
400	Marsh SIA	Latvia
401	Marsh Sigorta ve Reasurans Brokerligi A.S.	Turkey
402	Marsh Spolka z.o.o.	Poland
403	Marsh Szolgaltato Kft.	Hungary
404	Marsh Treasury Services (Dublin) Limited	Ireland
405	Marsh Treasury Services Limited	United Kingdom
406	Marsh Tunisia S.A.R.L.	Tunisia
407	Marsh UK Holdings Limited	United Kingdom
408	Marsh UK Limited	United Kingdom
409	Marsh USA (India) Inc.	Delaware
410	Marsh USA Borrower LLC	Delaware
411	Marsh USA Inc.	Delaware
412	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela
413	Marsh Vietnam Insurance Broking Company Ltd	Viet Nam
414	Marsh, Lda.	Portugal
415	Marsh, S.A. Mediadores de Seguros	Spain
416	Marsh-Assureurs Conseils Tchadiens SARL	Chad
417	Matthiessen Assurans AB	Sweden
418	Matthiessen Reinsurance Ltd AB	Sweden
419	Mearbridge LLC	Delaware
420	Medisure Affinity Services Limited	United Kingdom
421	Medisure Services Limited	United Kingdom
422	Mercer (Argentina) S.A.	Argentina
423	Mercer (Australia) Pty Ltd	Australia
424	Mercer (Austria) GmbH	Austria
425	Mercer (Belgium) SA-NV	Belgium
426	Mercer (Canada) Limited/Mercer (Canada) Limitee	Canada

427	Mercer (Colombia) Ltda.	Colombia
428	Mercer (Czech) a.s.	Czech Republic
429	Mercer (Danmark) A/S	Denmark
430	Mercer (Finland) OY	Finland
431	Mercer (France) SAS	France
432	Mercer (Hong Kong) Limited	Hong Kong
433	Mercer (Hungary) Kft.	Hungary
434	Mercer (Ireland) Limited	Ireland
435	Mercer (Malaysia) Sdn. Bhd.	Malaysia
436	Mercer (N.Z.) Limited	New Zealand
437	Mercer (Nederland) B.V.	Netherlands
438	Mercer (Norge) AS	Norway
439	Mercer (Philippines) Inc.	Philippines
440	Mercer (Polska) Sp.z o.o.	Poland
441	Mercer (Portugal) Lda	Portugal
442	Mercer (Singapore) Pte Ltd	Singapore
443	Mercer (Sweden) AB	Sweden
444	Mercer (Switzerland) SA	Switzerland
445	Mercer (Taiwan) Ltd.	Taiwan, Province of China
446	Mercer (Thailand) Ltd	Thailand
447	Mercer (US) Inc.	Delaware
448	Mercer Agencia de Seguros Ltda.	Colombia
449	Mercer Asesores de Seguros S.A.	Argentina
450	Mercer Benefit Nominees Limited	Australia
451	Mercer Benefit Services Pty Ltd	Australia
452	Mercer Broking Ltd.	Taiwan, Province of China
453	Mercer Certificering B.V.	Netherlands
454	Mercer Consultation (Quebec) Ltee.	Canada
455	Mercer Consulting (Chile) Ltda.	Chile
456	Mercer Consulting (France) SAS	France
457	Mercer Consulting (India) Private Ltd.	India
458	Mercer Consulting (Shanghai) Limited	China
459	Mercer Consulting Holdings Sdn. Bhd.	Malaysia
460	Mercer Consulting Middle East Limited	United Arab Emirates
461	Mercer Consulting S.L.	Spain
462	Mercer Consulting Venezuela, C.A.	Venezuela
463	Mercer Corredores de Seguros Ltda.	Chile
464	Mercer Corretora de Seguros Ltda	Brazil
465	Mercer Danismanlik Anonim Sirketi	Turkey
466	Mercer Deutschland GmbH	Germany
467	Mercer Employee Benefits - Mediacao de Seguros, Lda.	Portugal
468	Mercer Employee Benefits Limited	United Kingdom
469	Mercer Employee Benefits OY	Finland
470	Mercer Financial Services Limited	Ireland
471	Mercer Global Investments Canada Limited	Canada
472	Mercer Global Investments Europe Limited	Ireland
473	Mercer Global Investments Management Limited	Ireland
474	Mercer Global Investments, Inc.	Delaware

475	Mercer Health & Benefits Administration LLC	Delaware
476	Mercer Health & Benefits LLC	Delaware
477	Mercer Holdings, Inc.	Philippines
478	Mercer Holdings, Inc.	Delaware
479	Mercer HR Consulting Borrower LLC	Delaware
480	Mercer HR Services LLC	Delaware
481	Mercer Human Resource Consulting (NZ) Limited	New Zealand
482	Mercer Human Resource Consulting Ltda	Brazil
483	Mercer Human Resource Consulting S.A. de C.V.	Mexico
484	Mercer Inc.	Delaware
485	Mercer India Private Limited	India
486	Mercer Investment Consulting Limited	Ireland
487	Mercer Investment Consulting Limited	Hong Kong
488	Mercer Investment Consulting, Inc.	Kentucky
489	Mercer Investment Nominees (NZ) Limited	New Zealand
490	Mercer Investment Nominees Limited	Australia
491	Mercer Ireland Holdings Limited	Ireland
492	Mercer Italia Srl	Italy
493	Mercer Japan Ltd	Japan
494	Mercer Korea Co. Ltd.	Korea, Republic of
495	Mercer Limited	United Kingdom
496	Mercer LLC	Delaware
497	Mercer Management Consulting Holding GmbH	Germany
498	Mercer Master Trustees Limited	Ireland
499	Mercer Mauritius Ltd	Mauritius
500	Mercer MC Consulting Borrower LLC	Delaware
501	Mercer Pensionsraadgivning A/S	Denmark
502	Mercer Schnitker en Voortman B.V.	Netherlands
503	Mercer Services B.V.	Netherlands
504	Mercer Sigorta Brokerligi Anonim Sirketi	Turkey
505	Mercer Trust Company	New Hampshire
506	Mercer Trustees Limited	Ireland
507	Mercer Trustees Limited	United Kingdom
508	Mercer UK Limited	United Kingdom
509	Mercer Wealth Solutions Limited	New Zealand
510	Mercer Zainal Consulting Sdn Bhd	Malaysia
511	Mercury Insurance Services Pty Ltd	Australia
512	MM Risk Services Pty Ltd (In Liquidation)	Australia
513	MMC 28 State Street Holdings Inc.	Delaware
514	MMC Borrower LLC	Delaware
515	MMC Capital, Inc.	Delaware
516	MMC France S.A.	France
517	MMC GP III, Inc.	Delaware
518	MMC Holdings Limited	United Kingdom
519	MMC International Limited	United Kingdom
520	MMC International Treasury Centre Limited	United Kingdom
521	MMC Real Estate Services, Inc.	Delaware
522	MMC Realty, Inc.	New York

523	MMC Securities (Europe) Limited	United Kingdom
524	MMC Securities Corp.	Delaware
525	MMC UK Group Limited	United Kingdom
526	MMC UK Pension Fund Trustee Limited	United Kingdom
527	MMOW Limited	United Kingdom
528	MMRC LLC	Delaware
529	MMRCH LLC	Delaware
530	MMSC Holdings, Inc.	Delaware
531	Mortgage Information Source, Inc	Missouri
532	MOW Holding LLC	Delaware
533	MRC Marsh Risk Consulting GmbH	Germany
534	Muir Beddal (Zimbabwe) Limited	Zimbabwe
535	MVM Versicherungsmakler AG (In Liquidation)	Switzerland
536	Nandix	Uruguay
537	National Economic Research Associates KK	Japan
538	National Economic Research Associates, Inc.	California
539	National Economic Research Associates, Inc.	Delaware
540	NERA Australia Pty. Ltd.	Australia
541	NERA do Brasil Ltda.	Brazil
542	NERA Economic Consulting GmbH	Germany
543	NERA Economic Consulting Limited	New Zealand
544	NERA S.R.L.	Italy
545	Nera SAS	France
546	NERA UK Limited	United Kingdom
547	Neuburger Noble Lowndes GmbH	Germany
548	New S.A.	Peru
549	NIA Securities LLC	New Jersey
550	Norman IBAS Oy	Finland
551	Normandy Reinsurance Company Limited	Bermuda
552	Nui Marsh (PNG) Limited	Papua New Guinea
553	Oliver Wyman (Bermuda) Limited	Bermuda
554	Oliver Wyman AB	Sweden
555	Oliver Wyman Actuarial Consulting, Inc.	Delaware
556	Oliver Wyman AG	Switzerland
557	Oliver Wyman B.V.	Netherlands
558	Oliver Wyman Consulting GmbH	Germany
559	Oliver Wyman Consulting Limited	United Kingdom
560	Oliver Wyman Consulting SARL	France
561	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
562	Oliver Wyman Corporate Risk Consulting, Inc.	Delaware
563	Oliver Wyman Delta Limited	United Kingdom
564	Oliver Wyman Delta SAS	France
565	Oliver Wyman FZ-LLC	United Arab Emirates
566	Oliver Wyman Germany GmbH	Germany
567	Oliver Wyman GmbH	Germany
568	Oliver Wyman Leadership Development Limited	United Kingdom
569	Oliver Wyman Limited	United Kingdom
570	Oliver Wyman LLC	Delaware

571	Oliver Wyman Ltd.	Korea, Republic of
572	Oliver Wyman Pte. Ltd.	Singapore
573	Oliver Wyman Pty. Ltd.	Australia
574	Oliver Wyman S.L.	Spain
575	Oliver Wyman S.r.l.	Italy
576	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
577	Oliver Wyman SNC	France
578	Oliver Wyman, Inc.	Delaware
579	Oliver Wyman, Leadership Development Pte. Ltd.	Singapore
580	Oliver Wyman, S. de R.L. de C.V.	Mexico
581	Oliver Wyman, Sociedade Unipressoal, Lda	Portugal
582	Oliver, Wyman Corporate Risk Consulting Limited/Oliver, Wyman Consultation en risques des entreprises limitee	Canada
583	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
584	Omega Indemnity (Bermuda) Limited	Bermuda
585	Ontrack Data Recovery, Inc.	Minnesota
586	Organizacion Brockman y Schuh, S.A. de C.V.	Mexico
587	Palamerican Corporation	Delaware
588	Pallas Marsh Corretagem de Seguros Ltda.	Brazil
589	Pension Trustees Limited	United Kingdom
590	Pensionsservice Benefit Network Sverige AB	Sweden
591	Personnel Risk Management Limited	United Kingdom
592	PFT Limited	United Kingdom
593	PI Indemnity Company, Limited	Ireland
594	Potomac Insurance Managers, Inc.	elaware
595	Prentis Donegan & Partners (Holdings) Limited	United Kingdom
596	Prentis Donegan & Partners Limited	United Kingdom
597	PRIESTIM SCI	France
598	PT Cipta Rajasa Gemilang (CRG)	Indonesia
599	PT Marsh Indonesia	Indonesia
600	PT Mercer Indonesia	Indonesia
601	PT Peranas Agung	Indonesia
602	PT Quantum Computing Services	Indonesia
603	PT Quantum Investments	Indonesia
604	PT Quantum Support Services	Indonesia
605	Quality Facts, Inc.	Tennessee
606	Quorum Acquisition Corporation	Delaware
607	Quorum Lanier Philippines, Inc.	Philippines
608	Quorum Litigation Services, LLC	Minnesota
609	R. Mees & Zoonen Holdings B.V.	Netherlands
610	R.I.C. Management Services Limited (in liquidation)	Ireland
611	Rattner Mackenzie Limited	United Kingdom
612	Reinsurance Solutions Limited	United Kingdom
613	Reinsurance Solutions LLC	Delaware
614	Resource Benefit Associates	Nigeria
615	Retirement Pension Trustee’s Limited	Zimbabwe
616	Richard Sparrow and Company Limited (In Liquidation)	United Kingdom
617	Risk Company A	Philippines

618	Risk Company B	Philippines
619	Rivers Group Limited	United Kingdom
620	Rockefeller Risk Advisors, Inc.	New York
621	Rosh Insurance Agency (1990) Ltd.	Israel
622	RSI Solutions International, Inc.	New York
623	SAFCAR-Marsh	Mali
624	SCIB (Bermuda) Limited	Bermuda
625	Seabury & Smith Borrower LLC	Delaware
626	Seabury & Smith, Inc.	Delaware
627	Second Opinion Insurance Services	California
628	SEDFEMA Insurance Brokers, Inc.	Philippines
629	Sedgwick (Bermuda) Limited	Bermuda
630	Sedgwick (Deutschland) GmbH	Germany
631	Sedgwick (Holdings) Pty. Limited	Australia
632	Sedgwick Africa Holdings (Proprietary) Limited	South Africa
633	Sedgwick Aviation Limited (In Liquidation)	United Kingdom
634	Sedgwick Bergvall Inc.	Florida
635	Sedgwick Brimex (Guernsey) Limited	Guernsey
636	Sedgwick Claims Management Services Limited (in liquidation)	Ireland
637	Sedgwick Consulting Group Limited	United Kingdom
638	Sedgwick Dineen Group Limited	Ireland
639	Sedgwick Dineen Ireland Limited (in liquidation)	Ireland
640	Sedgwick Dineen Limited (in liquidation)	Ireland
641	Sedgwick Dineen Trustees Limited	Ireland
642	Sedgwick Energy (Insurance Services) Inc.	Texas
643	Sedgwick Far East Limited	United Kingdom
644	Sedgwick Financial Services Limited	United Kingdom
645	Sedgwick Forbes Middle East Limited	Jersey
646	Sedgwick Group (Australia) Pty. Limited	Australia
647	Sedgwick Group (Bermuda) Limited	Bermuda
648	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
649	Sedgwick Group Limited	United Kingdom
650	Sedgwick Holdings (Private) Limited	Zimbabwe
651	Sedgwick Hung Kai Insurance & Risk Management Consultants Limited	Hong Kong
652	Sedgwick Internationaal B.V.	Netherlands
653	Sedgwick International Marketing Services Inc.	Delaware
654	Sedgwick Life and Benefits, Inc.	Texas
655	Sedgwick Limited	United Kingdom
656	Sedgwick Management Services (Barbados) Limited	Barbados
657	Sedgwick Management Services (Bermuda) Limited	Bermuda
658	Sedgwick Management Services (London) Limited	United Kingdom
659	Sedgwick Management Services (Private) Limited	Zimbabwe
660	Sedgwick Management Services (Singapore) Pte Limited	Singapore
661	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
662	Sedgwick Noble Lowndes Group Limited	United Kingdom
663	Sedgwick Noble Lowndes Limited	United Kingdom
664	Sedgwick Noble Lowndes Limited	Hong Kong
665	Sedgwick Noble Lowndes North America, Inc.	Delaware

666	Sedgwick Overseas Investments Limited	United Kingdom
667	Sedgwick Pte Ltd	Singapore
668	Sedgwick Re Asia Pacific (Consultants) Private Limited	Singapore
669	Sedgwick Re Asia Pacific Pty Limited	Australia
670	Sedgwick Risk Management & Consultants (Private) Limited	Zimbabwe
671	Sedgwick Risk Services AB	Sweden
672	Sedgwick Sweden Aktiebolag	Sweden
673	Sedgwick Trustees Limited	United Kingdom
674	Sedgwick UK Risk Services Limited	United Kingdom
675	Sedgwick Ulster Pension Trustees Limited	United Kingdom
676	Sedgwick, Inc.	New York
677	Settlement Trustees Limited	United Kingdom
678	Shanghai Mercer Insurance Broking Company	China
679	SICAR Marsh SARL	Burkina Faso
680	SOC Group Plc	United Kingdom
681	Societe d’Assurances et de Participations Guian S.A.	France
682	Southern Marine & Aviation Underwriters, Inc.	Louisiana
683	Southern Marine & Aviation, Inc.	Louisiana
684	Sudzucker Versicherungs-Vermittlungs GmbH	Germany
685	Sundance B.V.	Netherlands
686	The Carpenter Management Corporation	Delaware
687	The Medisure Group Limited	United Kingdom
688	The Schinnerer Group, Inc.	Delaware
689	Tobelan S.A.	Uruguay
690	Tower Hill Limited	United Kingdom
691	Tower Place Developments (West) Limited	United Kingdom
692	Tower Place Developments Limited	United Kingdom
693	Triad Underwriting Management Agency, Inc.	Delaware
694	TrialGraphix Holdings, Inc.	Delaware
695	TrialGraphix, Inc.	Florida
696	U.T.E. AMG	Spain
697	U.T.E. Marsh - Aon Gil y Carvajal (in liquidation)	Spain
698	U.T.E. Marsh - CCM JCCM	Spain
699	U.T.E. Marsh - CCM SESCAM	Spain
700	U.T.E. Marsh - Chang	Spain
701	U.T.E. Marsh - Disbrok Diputacion	Spain
702	U.T.E. Marsh - GDS	Spain
703	U.T.E. Marsh - Salvado Reus	Spain
704	U.T.E. Marsh - Zihurko	Spain
705	UABDB Marsh Lietuva	Lithuania
706	Ulster Insurance Services Limited	United Kingdom
707	Uniservice Insurance Company Limited	Bermuda
708	Unison Management (Bermuda) Ltd.	Bermuda
709	Unison Management (Dublin) Limited	Ireland
710	Universal Ray S.A.	Uruguay
711	Unused Subsidiary, Inc.	Texas
712	Van Vugt & Beukers B.V. (in liquidation)	Netherlands
713	Victor O. Schinnerer & Co. (Bermuda), Ltd.	Bermuda

714	Victor O. Schinnerer & Company Limited	United Kingdom
715	Victor O. Schinnerer & Company, Inc.	Delaware
716	Victoria Hall Company Limited	Bermuda
717	Vogon International AS	Norway
718	Vogon International Ltd.	United Kingdom
719	Wigham Poland Limited (In Liquidation)	United Kingdom
720	Willcox, Baringer & Co. (California), Inc.	California
721	William M. Mercer (Canada) Limited/William M. Mercer (Canada) Limitee	Canada
722	William M. Mercer AB	Sweden
723	Winchester Bowring Limited (In Liquidation)	United Kingdom
724	Worldwide Energy Insurance Services Inc.	Texas